UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 28, 2004

Commission File No. 001-13783

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0542208 (I.R.S. Employer Identification No.)

1800 West Loop South Suite 500 Houston, Texas (Address of principal executive offices)	77027 (zip code)

Registrant’s telephone number, including area code: (713) 860-1500

ITEM 7. EXHIBITS

     (C) Exhibits

Exhibit No.	Description
99.1	Integrated Electrical Services, Inc. Company and Investment Profile Report dated June 2004.

ITEM 9. REGULATION FD DISCLOSURE

On June 25, 2004, the Company released an updated Company and Investment Profile that is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ David A. Miller
David A. Miller Vice President and Chief Accounting Officer

Dated: June 28, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Integrated Electrical Services, Inc. Company and Investment Profile Report dated June 2004.